UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2007
SOLAR ENERTECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51717	98-0434357

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Adams Drive, Menlo Park, California	94025

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 688-5800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements.
Item 4.01 Change in Registrant’s Certifying Accountant.
(a) and (b)
On November 7, 2007, the Board of Directors of Solar Enertech Corp., a Nevada corporation (the “Corporation”), approved the dismissal of Malone & Bailey, P.C. (“M&B”) as the Corporation’s principal independent registered public accounting firm, and the engagement of the China affiliate of Ernst & Young Hua Ming (“E&Y China”) as its new principal independent registered public accounting firm. M&B was advised of the Board of Director’s decision in writing on November 7, 2007.
The reports of M&B on the Corporation’s consolidated financial statements for the fiscal year ended September 30, 2006, did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Corporation’s fiscal year ended September 30, 2007 and the subsequent interim period through November 7, 2007, there were no disagreements with M&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&B would have caused it to make reference thereto in any reports on the Corporation’s financial statements for such fiscal period.
The Corporation did not consult with E&Y China, at any time prior to its appointment or during the Corporation’s two most recent fiscal years, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Corporation’s financial statements and neither written nor verbal advice was provided that was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue.
On November 7, 2007 the Corporation provided M&B with a copy of the disclosures made herein and requested M&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether M&B agreed with the above statements made by the Corporation pursuant to the requirements of 17 C.F.R. 229.304(a)(3), and, if not, stating the respects in which it does not agree. A copy of M&B’s letter is annexed hereto as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description

16.1	Letter from Malone & Bailey, P.C. to the United States Securities and Exchange Commission, dated November 7, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2007
SOLAR ENERTECH CORP.

	By:	/s/ Anthea Chung

Anthea Chung
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Malone & Bailey, P.C. to the United States Securities and Exchange Commission, dated November 7, 2007.